Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Dividend Value Fund

(the “Fund”)

Supplement dated October 24, 2017 to the Fund’s

Prospectus dated October 1, 2017, as supplemented and amended to date

The following change to the Prospectus is effective October 24, 2017:

In the section entitled “Additional Information about the Funds’ Investment Objectives, Strategies and Risks,” the second paragraph under the heading Dividend Value Fund is deleted in its entirety and replaced with the following:

BlackRock selects investments for the Fund that it believes will both increase in value over the long-term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation. SunAmerica Asset Management, LLC (“SunAmerica”) will select up to thirty high dividend yielding common stocks, which will be evaluated and adjusted at the discretion of the portfolio manager on an annual basis. The first ten stocks selected will represent the ten highest yielding stocks within the Dow Jones Industrial Average. The next twenty stocks will be selected from the Russell 1000® Index, although stocks in the financials and utilities sectors will generally be excluded from this twenty stock selection process. Certain stocks in the Russell 1000® Index may also be excluded as a result of liquidity screens or industry-related caps applied during the selection process. The selection criteria used to select stocks for the twenty stock portion of the component of the Fund sub-advised by SunAmerica will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Selections for the Fund may include securities of foreign issuers. While the securities selection process will take place on an annual basis, the portfolio managers may, from time to time, substitute certain securities for those selected for the Fund or reduce the position size of a portfolio security in between the annual rebalancing, under certain limited circumstances. These circumstances will generally include where a security held by the Fund no longer meets the dividend yielding criteria, when the value of a security becomes a disproportionately large percentage of the Fund’s holdings, or when the size of the Fund’s position in the security has the potential to create market liquidity or other issues in connection with the annual rebalancing or efficient management of the Fund, or to maintain an industry-related cap, each in the discretion of the portfolio managers. The annual consideration of the stocks that meet the selection criteria will take place on or about October 31. Beginning in 2018, the annual consideration of the stocks that meet the selection criteria will take place on or about August 31.

Capitalized terms used but not defined herein shall the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Dividend Value Fund

(the “Fund”)

Supplement dated October 24, 2017 to the Fund’s

Statement of Additional Information (“SAI”) dated October 1, 2017, as supplemented and amended to date

The following change to the SAI is effective October 24, 2017:

In the section entitled “Investment Practices,” the following is inserted immediately before the heading Eurodollar Obligations on page 12 of the SAI:

Disciplined Strategy

With respect to the portion of assets of the Dividend Value Fund managed by SunAmerica Asset Management, LLC (the “SunAmerica sleeve”), the SunAmerica sleeve will not deviate from its strategy, which entails buying and holding stocks selected through the selection criteria described in the Prospectus. The SunAmerica sleeve will not generally sell stocks in its portfolio and buy different stocks except during its annual rebalancings or as otherwise set forth in the Prospectus, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that this strategy will be successful. In addition, as noted in the Prospectus, twenty of the stocks in the SunAmerica sleeve will be selected from the Russell 1000® Index, although stocks in the financials and utilities sectors will generally be excluded from this twenty stock selection process. For purposes of determining whether a stock is considered to be in the financials or utilities sector, the SunAmerica sleeve will use the classification assigned to the stock by the Global Industry Classification Standard (GICS)SM developed and administered by Morgan Stanley Capital International and S&P or the classification assigned by another unaffiliated third party data provider.

For purposes of determining the industry-related caps that will be applied during the annual selection process, the SunAmerica sleeve will use GICS industry groups as the initial base for determining whether a cap will be applied (“industry-related groupings”). SunAmerica may, however, determine in its sole discretion to include stocks from other GICS industry groups, or stocks that are selected based on inputs or data from other unaffiliated third party data providers, within the designed industry-related groupings that are utilized to determine the cap. The industry-related caps established during the annual selection process may also trigger a securities substitution in between annual rebalancings (e.g., if a security no longer met the selection criteria due to a corporate transaction) or may be applied to maintain an industry-related cap during a securities substitution. The industry-related groupings used for purposes of determining this industry-related cap will not impact the manner in which industry concentration is calculated for purposes of the Dividend Value Fund’s fundamental investment restriction that limits the Fund from investing more than 25% of its assets in the securities of issuers in the same industry.

Corporate Transactions Involving Portfolio Companies of the Dividend Value Fund

In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities held by the SunAmerica sleeve of the Dividend Value Fund’s portfolio, the SunAmerica sleeve generally will not alter its portfolio holdings unless the new security received does not meet the SunAmerica sleeve’s selection criteria. For example, if as a result of a merger, a stock held in the SunAmerica sleeve of the Fund is automatically exchanged for a stock of another company, the SunAmerica sleeve would generally continue to hold the newly received stock if it met its selection criteria. If the newly received stock did not meet the selection criteria, the SunAmerica sleeve of the Fund would generally dispose of such stock and replace it with a stock that did meet its selection criteria. In the event that the SunAmerica sleeve of the Fund were to receive cash in exchange for its entire position in an issuer upon a corporate event, the SunAmerica sleeve of the Fund would generally replace the issuer in its portfolio.

Capitalized terms used but not defined herein shall the meaning assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.